                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K



                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)   February 26,  2001
                                                         -----------------------


                      CALIFORNIA COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware               333-87481                    94-3339505
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


One Maritime Plaza, Suite 825, San Francisco, California              94111
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (415) 434-1236
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      OTHER EVENTS.

(a) PRESS RELEASE. On February 26, 2001, California Community Bancshares, Inc. issued a press release announcing Anat Bird as its new President and Chief Executive Officer. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.



Exhibit 99.1 Press release announcing Anat Bird as its new President and Chief Executive Officer.

                                   SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: February 26, 2001        CALIFORNIA COMMUNITY BANCSHARES, INC.



                                /s/ Ronald W. Bachli
                               -------------------------------------------------
                               Ronald W. Bachli, President and Chief
                               Executive Officer (Principal Executive Officer)